AMENDMENT NO. 13
TO SECOND AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
AIM COUNSELOR SERIES TRUST
          This Amendment No. 13 (the “Amendment”) to the Second Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust (the “Trust”) amends, effective April 30, 2010, the Second Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).
          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
          WHEREAS, the Trust desires to amend the Agreement to change the registrant name effective April 30, 2010, from AIM Counselor Series Trust to AIM Counselor Series Trust (Invesco Counselor Series Trust); and
          WHEREAS, the Trust desires to amend the Agreement to change the following Funds’ names effective April 30, 2010:

CURRENT NAME	NEW NAME
AIM Core Plus Bond Fund	Invesco Core Plus Bond Fund
AIM Floating Rate Fund	Invesco Floating Rate Fund
AIM Multi-Sector Fund	Invesco Multi-Sector Fund
AIM Select Real Estate Income Fund	Invesco Select Real Estate Income Fund
AIM Structured Core Fund	Invesco Structured Core Fund
AIM Structured Growth Fund	Invesco Structured Growth Fund
AIM Structured Value Fund	Invesco Structured Value Fund;
          NOW, THEREFORE, the Agreement is hereby amended as follows:
     1. Any and all references to AIM Counselor Series Trust are hereby changed to AIM Counselor Series Trust (Invesco Counselor Series Trust).
     2. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.
     3. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.
     4. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 26, 2010.

By:	/s/ John M. Zerr
	Name:	John M. Zerr
	Title:	Senior Vice President

EXHIBIT 1
“SCHEDULE A
AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Balanced Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco California Tax-Free Income Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Core Plus Bond Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Dividend Growth Securities Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Equally-Weighted S&P 500 Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares

Invesco Floating Rate Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Fundamental Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Large Cap Relative Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Multi-Sector Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

Invesco New York Tax-Free Income Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco S&P 500 Index Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Select Real Estate Income Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

Invesco Structured Core Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

Invesco Structured Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Structured Value Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen American Franchise Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Van Kampen Core Equity Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares

Invesco Van Kampen Equity and Income Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen Equity Premium Income Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Growth and Income Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen Money Market Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Pennsylvania Tax Free Income	Class A Shares
Fund	Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Small Cap Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Tax Free Money Fund	Class A Shares”